Employee benefit plans (FY)	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee benefit plans
Note 16 – Employee benefit plans

The Company maintained two qualified defined contribution 401(k) plans, which covered substantially all of our employees. Under the plans, participants are entitled to make pre-tax and/or Roth post-tax contributions up to the annual maximums established by the Internal Revenue Service. The Company matches participant contributions pursuant to the terms of the plans, which contributions are limited to a percentage of the participant’s eligible compensation. The Company made contributions related to the plans and recognized expense of less than $0.2 million during the year ended December 31, 2020 and $0.1 million for the year ended December 31, 2019.